                                                                     EXHIBIT 4.5


     WARRANT AGREEMENT dated as of June 25, 1998 between UNITED LEISURE CORPORATION, a Delaware corporation (the "Company") and Sands Brothers & Co., Ltd. (hereinafter referred to variously as the "Holder" or "Sands Brothers").

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, the Company and Sands Brothers have entered into a certain financial advisory agreement of even date herewith (hereinafter the "Advisory Agreement"), pursuant to which Sands Brothers and its designees are entitled to receive, among other things, warrants ("Warrants") to purchase 250,000 shares of the Company's common stock, par value $.01per share ("Common Stock").

     NOW, THEREFORE, in consideration of the premises, the payment by the Holder to the Company of TWENTY FIVE ($25.00) DOLLARS, the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agrees as follows:

          1.  Grant. The Holder and its designees is hereby granted the right to
              -----
purchase, at any time from June 25, 1998, until 5:30 p.m., New York time, on June 25, 2003, up to an aggregate of 250,000 shares of Common Stock at the initial exercise price per share (subject to adjustment as provided in Section 8 hereof) as provided in Section 6 hereof.

     Subject to the provisions hereof, on thirty (30) notice given at any time commencing December 25, 1998, if and only if the Company has an effective Registration Statement under the Securities Act of 1933, as amended ("Securities Act") covering the sale by the Holder of his shares of Common Stock of the Company issuable upon conversion of this Warrant, as provided in Section 7 hereof, this Warrant may be redeemed, at the option of the Company, at a redemption price equal to $.10 per Warrant (the "Redemption Price"), provided, however, that in order for the Company to so redeem the Warrant, the Closing Bid Price of the Common Stock issuable upon conversion of this Warrant shall be required to equal or exceed $2.50 for thirty (30) consecutive business days, ending within 15 days of the notice of redemption, which notice shall be mailed no later than five days thereafter, subject to adjustment as set forth below. For purposes of this Warrant, "Closing Bid Price" shall mean (i) the average of the closing bid price of the Common Stock as reported by the Nasdaq Small-Cap Market or (ii) the average of the last reported sale prices, on the primary exchange on which the Common Stock is traded, if the Common Stock is traded on a national securities exchange, including the Nasdaq National Market. All Warrants must be redeemed if any are redeemed. The date fixed for redemption of the Warrants is referred to herein as the "Redemption Date." The notice of redemption shall specify (i) the Redemption Date, (ii) the place where the Warrants shall be delivered and the Redemption Price paid and (iii) that the right to convert the Warrant shall terminate at 5:00 P.M. (New York time) on the Redemption Date. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to a Holder (a) to whom notice was not mailed or (b) whose notice was defective. An affidavit of the Secretary or an Assistant Secretary of the Company that notice of redemption has been mailed shall, in the absence of fraud, be prima facie evidence of

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the facts stated therein. Any right to convert a Warrant shall terminate at 5:00
P.M. (New York time) on the Redemption Date. After the Redemption Date, Holders of the Warrants shall have no further rights except to receive, upon surrender of the Warrant, the Redemption Price. After the Redemption Date, the Company shall, at the place specified in the notice of redemption, upon presentation and surrender to the Company by or on behalf of the Holder thereof of one or more Warrants to be redeemed, deliver or cause to be delivered to or upon the written order of such Holder a sum in cash equal to the Redemption Price of each such Warrant. From and after the Redemption Date such Warrants shall expire and become void and all rights hereunder except the right to receive payment of the Redemption Price, shall cease. If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if the Company shall declare a dividend of Common Stock on its Common Stock, the Redemption Price shall be proportionally adjusted by the ratio which the total number of shares of Common Stock outstanding immediately prior to such event bears to the total number of shares of Common Stock to be outstanding immediately after such event.

          2.  Warrant Certificates.  The warrant certificates (the "Warrant
              --------------------
Certificates") delivered and to be delivered pursuant to this Agreement shall be in the form set forth in Exhibit A attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions, and other variations as required or permitted by this Agreement.

          3.  Exercise of Warrant.
              -------------------

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     (S)3.1  Method of Exercise.  The Warrants initially are exercisable at an
             ------------------
initial exercise price (subject to adjustment as provided in Section 8 hereof) per share of Common Stock set forth in Section 6 hereof payable by certified or official bank check in New York Clearing House funds, subject to adjustment as provided in Section 8 hereof. Upon surrender of a Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (as hereinafter defined) for the shares of Common Stock purchased at the Company's principal offices (presently located at 18081 Magnolia Avenue, Fountain Valley, CA 92708) the registered holder of a Warrant Certificate ("Holder" or "Holders") shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder thereof, in whole or in part (but not as to fractional shares of the Common Stock underlying the Warrants). Warrants may be exercised to purchase all or part of the shares of Common Stock represented thereby. In the case of the purchase of less than all the shares of Common Stock purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the shares of Common Stock.

     (S)3.2  Exercise by Surrender of Warrant.
             --------------------------------

     (a) In addition to the method of payment set forth in Section 3.1 and in lieu of any cash payment required thereunder, the Holder(s) of the Warrants shall have the right at any time and from time to time exercise the Warrants in full or in part by surrendering the Warrant Certificate in the manner specified in Section 3.1 in exchange for the number of shares of Common Stock equal to the product of (x) the number of shares to which the Warrants are being exercised multiplied by (y) a fraction, the numerator of which is the Market Price (as defined in Section
8.1 (vi) hereof) of the Common Stock less the Exercise Price and the denominator of which is such Market Price.

     (b) Solely for the purposes of this Section 3.2, Market Price shall be calculated either (i) on the date on which the form of election attached hereto is deemed to have been sent to the Company pursuant to Section 13 hereof ("Notice Date") or (ii) as the average of the Market Price for each of the five trading days preceding the Notice Date, whichever of (i) or (ii) is greater.

     4.   Issuance of Certificates.  Upon the exercise of the Warrants, the
          ------------------------
issuance of certificates for shares of Common Stock or other securities, properties or rights underlying such Warrants, shall be made forthwith (and in any event such issuance shall be made within five (5) business days thereafter) without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Sections 5 and 7 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     The Warrant Certificates and the certificates representing the shares of Common Stock (and/or other securities, property or rights issuable upon exercise of the Warrants) shall be executed on behalf of the Company by the manual or facsimile signature of the then present Chairman or Vice Chairman of the Board of Directors or President or Vice President of the Company under its corporate seal reproduced thereon, attested to by the manual or facsimile signature of the then present Secretary or Assistant Secretary of the Company. Warrant Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

     5.  Restriction On Transfer of Warrants.  The Holder of a Warrant
         -----------------------------------
Certificate, by its acceptance thereof, covenants and agrees that the Warrants are being acquired as an investment and not with a view to the distribution thereof.

     6.  Exercise Price.
         --------------

     (S)6.1  Initial and Adjusted Exercise Price.  Except as otherwise provided
             -----------------------------------
in Section 8 hereof, the initial exercise price of each Warrant shall be $0.25 per share of Common Stock. The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of Section 8 hereof.

     (S)6.2  Exercise Price.  The term "Exercise Price" herein shall mean the
             --------------
initial exercise price or the adjusted exercise price, depending upon the context.

     7.  Registration Rights.
         -------------------

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     (S)7.1  Registration Under the Securities Act of 1933.  The Warrants and
             ---------------------------------------------
the shares of Common Stock issuable upon exercise of the Warrants and any of the other securities issuable upon exercise of the Warrants have not been registered under the Securities Act of 1933, as amended (the "Act") for public resale. Upon exercise, in part or in whole, of the Warrants, certificates representing the shares of Common Stock and any other securities issuable upon exercise of the Warrants (collectively, the "Warrant Securities") shall bear the following legend:

     The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended ("Act") for public resale, and may not be offered or sold except pursuant to (i) an effective registration statement under the Act, (ii) to the extent applicable, Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or (iii) an opinion of counsel, if such opinion shall be reasonably satisfactory to counsel to the issuer, that an exemption from registration under such Act is available.

     (S)7.2  Piggyback Registration.  If, at any time during the five year
             ----------------------
period commencing after the date hereof, the Company proposes to register any of its securities under the Act (other than in connection with a merger or pursuant to Form S-8, S-4 or comparable registration statement) it will give written notice by registered mail, at least thirty (30) days prior to the filing of each registration statement, to Sands Brothers and to all other Holders of the Warrants and/or the Warrant Securities of its intention to do so. If Sands Brothers or other Holders of the Warrants and/or Warrant Securities notify the Company within twenty (20) days after receipt of any such notice of its or their desire to include any such securities in such proposed registration statement, the Company shall afford Sands Brothers and such Holders of the Warrants and/or Warrant Securities the opportunity to have any such Warrant Securities registered under such registration statement.

     (S)7.3  Demand Registration.
             -------------------

     At any time during the term of this Warrant that the Company is eligible to utilize Form S-3 (or any successor form) on a re-sale basis, but in any event by no later than December 31, 1999, the Holders of the Warrants and/or Warrant Securities representing a "Majority" (as hereinafter defined) of such securities (assuming the exercise of all of the Warrants) shall have the right (which right is in addition to the registration rights under Section 7.2 hereof), exercisable by written notice to the Company, to have the Company prepare and file with the Commission, on one occasion, a registration statement and such other documents, including a prospectus, as may be necessary in the opinion of both counsel for the Company and counsel for Sands Brothers and Holders, in order to comply with the provisions of the Act, so as to permit a public offering and sale of their respective Warrant Securities for nine (9) consecutive months by such Holders and any other Holders of the Warrants and/or Warrant Securities who notify the Company within ten (10) days after receiving notice from the Company of such request.

     (b) The Company covenants and agrees to give written notice of any registration request under this Section 7.3 by any Holder or Holders to all other registered Holders of the Warrants and the Warrant Securities within (10) days from the date of the receipt of any such registration request.

     (c) Notwithstanding anything to the contrary contained herein, if the Company shall not have filed a registration statement for the Warrant Securities within

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the time period specified in Section 7.4(a) hereof pursuant to the written notice specified in Section 7.3(a) of a Majority of the Holders of the Warrants and/or Warrant Securities, the Company agrees that upon the written notice of election of a Majority of the Holders of the Warrants and/or Warrant Securities it shall repurchase (i) any and all Warrant Securities at higher of the Market Price (as defined in Section 8.1(vi)) per share of Common Stock on (x) the date of the notice sent pursuant to Section 7.3(a) or (y) the expiration of the period in Section 7.4(a) and (ii) any and all Warrants at such Market Price less the exercise price of such Warrant. Such repurchase shall be in immediately available funds and shall close within two (2) days after the later of (i) the expiration of the period specified in Section 7.4(a) or (ii) the delivery of the written notice of election specified in this Section 7.3(d).

     (S)7.4  Covenants of the Company With Respect to Registration.  In
             -----------------------------------------------------
connection with any registration under Section 7.2 or 7.3 hereof, the Company covenants and agrees as follows:

     (a) The Company shall use its best efforts to file a registration statement within sixty (60) days of receipt of any demand therefor, shall use its best efforts to have any registration statements declared effective at the earliest possible time, and shall furnish the Holder desiring to sell Warrant Securities such number of prospectuses as shall reasonably be requested.

     (b) The Company shall pay all costs (excluding any underwriting or selling commissions or other charges of any broker-dealer acting on behalf of Holders), fees and expenses in connection with all registration statements filed pursuant to Sections

7.2 and 7.3(a) hereof including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses. If the Company shall fail to comply with the provisions of Section 7.4(a), the Company shall, in addition to any other equitable or other relief available to the Holder(s), be liable for any or all damages due to loss of profit sustained by the Holder(s) requesting registration of its Warrant Securities.

     (c) The Company will take all necessary action which may be required in qualifying or registering the Warrant Securities included in a registration statement for offering and sale under the securities or blue sky laws of the state requested by the Holder.

     (d) The Company shall indemnify the Holder(s) of the Warrant Securities to be sold pursuant to any registration statement and each person, if any, who controls such Holder within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement.

     (e) Nothing contained in this Agreement shall be construed as requiring the Holder(s) to exercise their Warrants prior to the initial filing of any registration statement or the effectiveness thereof.

     (f) The Company shall not permit the inclusion of any securities other than the Warrant Securities to be included in any registration statement filed pursuant to Section 7.3 hereof without the prior written consent of the Holders of the Warrants and Warrant Securities representing a Majority of such securities (assuming an exercise of all of the Warrants).

     (g) The Company shall furnish to each Holder participating in the offering and to each underwriter, if any, a signed counterpart, addressed to such Holder or underwriter, of (i) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), and (ii) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering; a letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to agents subsequent to the date of such financial statements, are as customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offering of securities.

     (h) The Company shall as soon as practicable after the effective date of the registration statement, and in any event within 15 months thereafter, make "generally available to its security holders" (within the meaning of Rule 158 under the Act) an earnings statement (which need not be audited) complying with
Section 11(a) of the Act
and covering a period of at least 12 consecutive months beginning after the effective date of the registration agreement.

     (i) The Company shall deliver promptly to each Holder participating in the offering requesting the correspondence and memoranda described below and the managing underwriter copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement and permit the Holder and underwriter to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of the National Association of Securities Dealers, Inc. ("NASD"). Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as any such Holder shall reasonably request as it deems necessary to comply with applicable securities laws or NASD rules.

     (j) In addition to the Warrant Securities, upon the written request therefor by any Holder(s), the Company shall include in the registration statement any other securities of the Company held by such Holder(s) as of the date of filing of such registration statement, including without limitation, restricted shares of Common Stock, options, warrants or any other securities convertible into shares of Common Stock.

     (k) For purposes of this Agreement, the term "Majority" in reference to the Holders of Warrants or Warrant Securities, shall mean in excess of fifty percent (50%) of the then outstanding Warrants or Warrant Securities that (i) are not held by the Company, an affiliate, officer, creditor, employee or agent thereof or any of their respective affiliates, members of their family, persons acting as nominees or in conjunction therewith or (ii) have not been resold to the public pursuant to a registration statement filed with the Commission under the Act.

     8.  Adjustments to Exercise and Number of Securities.
         ------------------------------------------------

     (S)8.1  Computation of Adjusted Exercise Price.  Except as hereinafter
             --------------------------------------
provided, in case the Company shall at any time after the date hereof issue or sell any shares of Common Stock (other than the issuances or sales referred to in Section 8.7 hereof), including shares held in the Company's treasury and shares of Common Stock issued upon the exercise of any options, rights or warrants, to subscribe for shares of Common Stock and shares of Common Stock issued upon the direct or indirect conversion or exchange of securities for shares of Common Stock, for a consideration per share less than the Exercise Price in effect immediately prior to the issuance or sale of such shares or the "Market Price" (as defined in Section 8.1(vi) hereof) per share of Common Stock on the date immediately prior to the issuance or sale of such shares, or without consideration, then forthwith upon such issuance or sale, the Exercise Price shall (until another such issuance or sale) be reduced to the price (calculated to the nearest full cent) equal to the quotient derived by dividing (A) an amount equal to the sum of (X) the product of (a) the lower of (i) the Exercise Price in effect immediately prior to such issuance or sale and (ii) the Market Price per share of Common Stock on the date immediately prior to the issuance or sale of such shares, in either event, reduced, but not to a number which is below .001, by the positive difference, if any, between the
(u) Market Price per share of Common Stock on the date immediately prior to the issuance or sale and (v) the amount per share received in connection with such issuance or sale, multiplied by (b) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale, plus (Y) the aggregate of the amount of all consideration, if any, received by the Company upon such issuance or sale, by (B) the total number of shares of Common Stock outstanding immediately after such issuance or sale; provided, however, that in no event shall the Exercise Price be adjusted pursuant to this computation to an amount in excess of the Exercise Price in effect immediately prior to such computation, except in the case of a combination of outstanding shares of Common Stock, as provided by Section 8.3 thereof.

     For the purposes of this Section 8 the term Exercise Price shall mean the Exercise Price per share of Common Stock set forth in Section 6 hereof, as adjusted from time to time pursuant to the provisions of this Section 8.

     For the purposes of any computation to be made in accordance with this
Section 8.1, the following provisions shall be applicable:

     (i) In case of the issuance or sale or shares of Common Stock for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of cash received by the Company for such shares (or, if shares of Common Stock are offered by the Company for subscription, the subscription price, or, if either of such securities shall be sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price) before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith and less any amounts payable to security holders or any affiliate thereof, including without limitation, any employment agreement, royalty, consulting agreement, covenant not to compete, earned or contingent payment right or similar arrangement, agreement or understanding, whether oral or written; all such amounts shall be valued at the aggregate amount payable thereunder whether such payments are absolute or contingent and irrespective of the period or uncertainty of payment, the rate of interest, if any, or the contingent nature thereof.

     (ii) In case of the issuance or sale (otherwise then as a dividend or other distribution on any stock of the Company) of shares of Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company.

     (iii) Shares of Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

     (iv) The reclassification of securities of the Company other than shares of Common Stock shall be deemed to involve the issuance of such shares of Common Stock for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Common Stock shall be determined as provided in subsection (ii) of this Section 8.1.

     (v) The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of options, rights, warrants and upon the conversion or exchange of convertible or exchangeable securities.

     (vi) As used herein, the phase "Market Price" at any date shall be deemed to be the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three (3) trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the average closing bid price as furnished by the NASD through NASDAQ or similar organization if NASDAQ is no longer reporting such information, or if the Common stock is not quoted on NASDAQ, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

     (S)8.2 Options, Rights, Warrants and Convertible and Exchangeable
            ----------------------------------------------------------
Securities.  In case the Company shall at any time after the date hereof issue
----------
options, rights or warrants to subscribe for shares of Common Stock, or issue any securities convertible into or exchangeable for shares of Common Stock, for a consideration per share less than the Exercise Price in effect or the Market Price immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, or without consideration, the Exercise Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, as the case may be, shall be reduced to a price determined by making a computation in accordance with the provisions of
Section 8.1 hereof, provided that:

     (l) The aggregate maximum number of shares of Common Stock, as the case may be, issuable under such options, rights or warrants shall be deemed to be issued and outstanding at the time such options, rights or warrants were issued, and for a consideration equal to the minimum purchase price per share provided for in such options, rights or warrants at the time of issuance, plus the consideration (determined in the same manner as consideration received on the issue or sale of shares in accordance with the terms of the Warrants), if any, received by the Company for such options, rights or warrants.

     (m) The aggregate maximum number of shares of Common Stock issuable upon conversion or exchange of any convertible or exchangeable securities shall be deemed to be issued and outstanding at the time of issuance of such securities, and for a consideration equal to the consideration (determined in the same manner as consideration received on the issue or sale of shares of Common Stock in accordance with the terms of the Warrants) received by the Company for such securities, plus the minimum consideration, if any, receivable by the Company upon the conversion or exchange thereof.

     (n) If any change shall occur in the price per share provided for in any of the options, rights or warrants referred to in subsection (a) of this Section 8.2, or in the price per share at which the securities referred to in subsection
(b) of this Section 8.2 are convertible or exchangeable, such options, rights or warrants or conversion or exchange rights, as the case may be, shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new options, rights or warrants or convertible or exchangeable securities at the new price in respect of the number shares issuable upon the exercise of such options, rights or warrants or the conversion or exchange of such convertible or exchangeable securities.

     (S)8.3  Subdivision and Combination.  In case the Company shall at any time
             ---------------------------
subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

     (S)8.4  Adjustment in Number of Securities.  Upon each adjustment of the
             ----------------------------------
Exercise Price pursuant to the provisions of this Section 8, the number of Securities issuable upon the exercise of each Warrant shall be adjusted to the nearest full amount by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Securities issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

     (S)8.5  Definition of Common Stock.  For the purpose of this Agreement, the
             --------------------------
term "Common Stock" shall mean (i) the class of stock designated as Common Stock in the Certificate of Incorporation of the Company as may be amended as of the date hereof, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that the Company shall after the date hereof issue securities with greater or superior voting rights than the shares of Common Stock outstanding as of the date hereof, the Holder, at its option, may receive upon exercise of any Warrant either shares of Common Stock or a like number of such securities with greater or superior voting rights.

     (S)8.6  Merger or Consolidation.  In case of any consolidation of the
             -----------------------
Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the holder of each Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger, by a holder of the number of shares of Common Stock of the Company for which such warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in Section 8. The above provision of this Subsection shall similarly apply to successive consolidations or mergers.

     (S)8.7  No Adjustment of Exercise Price in Certain Cases.  No adjustment of
             ------------------------------------------------
the Exercise Price shall be made:

     (a) Upon the issuance or sale of the Warrants or the shares of Common Stock issuable upon the exercise of the Warrants; or

     (b) If the amount of said adjustment shall be less than 2 cents ($.02) per Security, provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least 2 cents ($.02) per Security; or

     (c) Upon the sale of shares of Common Stock at or below Market Price in an underwritten public offering for the benefit of the Company.

     (S)8.8  Dividends and Other Distributions.  In the event that the Company
             ---------------------------------
shall at any time prior to the exercise of all Warrants declare a dividend (other than a dividend consisting solely of shares of Common Stock) or otherwise distribute to its stockholders any assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another, or any other thing of value, the Holders of the unexercised Warrants shall thereafter be entitled, in addition to the shares of Common Stock or other securities and property receivable upon the exercise thereof, to receive, upon the exercise of such Warrants, the same property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution as if the

Warrants had been exercised immediately prior to such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Subsection 8.8.

     9.  Exchange and Replacement of Warrant Certificates.  Each Warrant
         ------------------------------------------------
Certificate is exchangeable without expense, upon the surrender thereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Securities in such denominations as shall be designated by the Holder thereof at the time of such surrender.

     Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

     10.  Elimination of Fractional Interests.  The Company shall not be
          -----------------------------------
required to issue certificates representing fractions of shares of Common Stock upon the exercise of the Warrants, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock or other securities, properties or rights.

     11.  Reservation and Listing of Securities.  The Company shall at all times
          -------------------------------------
reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder. As long as the Warrants shall be outstanding, the Company shall use reasonable efforts to cause all shares of Common Stock issuable upon the exercise of the Warrants to be listed (subject to official notice of issuance) on all securities exchanges on which the Common Stock issued to the public in connection herewith may then be listed and/or quoted on NASDAQ SmallCap or National Market.

     12.  Notice to Warrant Holders.  Nothing contained in this Agreement shall
          -------------------------
be construed as conferring upon the Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other manner, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

     (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

     (b) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchange for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

     (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed; then, in any one or more of said events, the Company shall give notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of the closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

     13.  Notices.  All notices, requests, consents and other communications
          -------
hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

     (a)  If to the Holders, Sands Brothers & Co., Ltd., 90 Park Avenue, 39th

Floor, New York, New York 10016 as shown on the books of the Company; or

     (b) If to the Company, to the address set forth in Section 3 hereof or to such other address as the Company may designate by notice to the Holders.

     14.  Supplements and Amendments.  Except as otherwise expressly provided
          --------------------------
herein, the provisions of this Agreement may be amended or waived at any time only by the written agreement of the parties hereto. Any waiver, permit, consent or approval of kind or character on the part of each Company or the Holder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing.

     15.  Successors.  All the covenants and provisions of this Agreement shall
          ----------
be binding upon and inure to the benefit of the Company, the Holder and their respective successors and assigns hereunder.

     16.  Governing Law; Submission to Jurisdiction.  This Agreement and each
          -----------------------------------------
Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all the purposes shall be construed in accordance with the laws of said State without giving effect to the rules of said State governing the conflicts of laws.

     The Company and the Holder hereby agree that any action, proceeding or claim against it arising out of, or relating in any way to, this Agreement shall be brought and enforced in the courts of the State of New York or of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company, and the Holder hereby irrevocably waive any objection to such exclusive jurisdiction or inconvenient forum. Any such process or summons to be served upon any of the Company and the Holder (at the option of the party bringing such action, proceeding or claim) may be served by transmitting a copy thereof, by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address as set forth in
Section 13 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the party so served in any action, proceeding or claim. The Company and the Holder agree that the prevailing party(ies) in any such action or proceeding shall be entitled to recover from the other party(ies) all of its/their reasonable legal costs and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

     17.  Entire Agreement; Modification.  This Agreement and the Purchase
          ------------------------------
Agreement (to the extent portions thereof are referred to herein) contain the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

     18.  Severability.  If any provision of this Agreement shall be held to be
          ------------
invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

     19.    Captions.  The caption headings of the Sections of this Agreement
            --------
are for convenience of reference only and are not intended, nor should they be construed as, a part of this Agreement and shall be given no substantive effect.

     20.  Benefits of this Agreement.  Nothing in this Agreement shall be
          --------------------------
construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and the Holder.

     21.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

[SEAL]
                                   United Leisure Corporation



                                   By: /s/ Harry Shuster
                                      ---------------------------------
                                      Title:


Attest:



Secretary


                                   SANDS BROTHERS & CO., LTD



                                   By: /s/ Mark G. Hollo
                                      ---------------------------------
                                      Authorized Officer

                                  EXHIBIT A-1

                          FORM OF WARRANT CERTIFICATE

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
                    5:30 P.M., NEW YORK TIME, JUNE 25, 2003


No. SB-1                                                        250,000 Warrants

                              WARRANTS CERTIFICATE

          This Warrant Certificate certifies that __________________________, or registered assigns, is the registered holder of ___________ Warrants to purchase initially, at any time from June 25, 1998, until 5:30 p.m. New York time on June 25, 2003 ("Expiration Date"), up to 250,000 fully-paid and non-assessable shares of common stock, $.01par value per share ("Common Stock") of United Leisure Corporation, a Delaware corporation (the "Company"), at an initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of $0.25 per share of Common Stock, upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, or by surrender of this Warrant Certificate in lieu of cash payment, but subject to the conditions set forth herein and in the warrant agreement dated as of June 25, 1998 between the Company and Sands Brothers & Co., Ltd. (the "Warrant Agreement"). Payment of the Exercise Price shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company.

          No Warrant may be exercised after 5:30 p.m., New York time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, hereby shall thereafter be void.

          The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

          The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

          Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax in other governmental charge imposed in connection with such transfer.

          Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such numbered unexercised Warrants.

          The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

          All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings to them in the Warrant Agreement.


                                     -A-2-

          IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated as of June 25, 1998

                                          United Leisure Corporation


[SEAL]                                    By: _________________________________
                                              Title:


Attest:



Secretary



                                     -A-3-

             [FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 3.1]


          The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ______ shares of Common Stock at an exercise price of $_______ per share and herewith tenders in payment for such Securities a certified or official bank check payable in New York Clearing House Funds to the order of ______________ in the amount of $____, all in accordance with the terms hereof. The undersigned requests that a certificate for such Securities be registered in the name of _____________ whose address is _____________ and that such Certificate be delivered to _____________ whose address is _____________.

                                    Signature __________________________
                                    (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)


                                    ____________________________________
                                    (Insert Social Security or Other
                                    Identifying Number of Holder)



                                     -A-4-

             [FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 3.2]


          The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase _______ shares of Common Stock in accordance with the terms of Section 3.2 of that certain Warrant Agreement dated as of June 25, 1998 between UNITED LEISURE CORPORATION and SANDS BROTHERS & CO., LTD. The Undersigned requests that a certificate for such Securities be registered in the name of _____________ whose address is _____________ and that such Certificate be delivered to _____________ whose address is _____________.


                                   Signature __________________________
                                   (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)


                                   ________________________________
                                   (Insert Social Security or Other Identifying
                                   Number of Holder)


                                     -A-5-

                              [FORM OF ASSIGNMENT]

          (To be executed by the registered holder if such holder desires to transfer the Warrant Certificate.)



          FOR VALUE RECEIVED ________________ here sells, assigns and transfers unto



                 (Please print name and address of transferee)


this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ________________ Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.



Dated:                                    Signature:

                                          (Signature must conform in all
                                          respects to name of holder as
                                          specified on the face of the Warrant
                                          Certificate.)



                                          (Insert Social Security or other
                                          Identifying Number of Assignee)



                                     -A-6-

ACTUAL WARRANT FOLLOWS:




                                     -A-7-

                              WARRANT CERTIFICATE

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
                    5:30 P.M., NEW YORK TIME, JUNE 25, 2003


No. SB-1                                                        125,000 Warrants

                              WARRANTS CERTIFICATE

          This Warrant Certificate certifies that Sands Brothers & Co., Ltd., or registered assigns, is the registered holder of 125,000 Warrants to purchase initially, at any time from June 25, 1998, until 5:30 p.m. New York time on June 25, 2003 ("Expiration Date"), up to 125,000 fully-paid and non-assessable shares of common stock, $.01par value per share ("Common Stock") of United Leisure Corporation, a Delaware corporation (the "Company"), at an initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of $0.25 per share of Common Stock, upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, or by surrender of this Warrant Certificate in lieu of cash payment, but subject to the conditions set forth herein and in the warrant agreement dated as of June 25, 1998 between the Company and Sands Brothers & Co., Ltd. (the "Warrant Agreement"). Payment of the Exercise Price shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company.

          No Warrant may be exercised after 5:30 p.m., New York time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, hereby shall thereafter be void.

          The Warrants evidenced by this Warrant Certificate are part of a duly


                                     -A-1-
authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

          The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

          Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax in other governmental charge imposed in connection with such transfer.

          Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such numbered unexercised Warrants.

          The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

          All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings to them in the Warrant Agreement.


                                     -A-2-

          IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated as of June 25, 1998

                                          United Leisure Corporation


[SEAL]                                    By: _________________________________
                                              Title:


Attest:



Secretary


                                     -A-3-

             [FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 3.1]


          The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ______ shares of Common Stock at an exercise price of $_______ per share and herewith tenders in payment for such Securities a certified or official bank check payable in New York Clearing House Funds to the order of ______________ in the amount of $____, all in accordance with the terms hereof. The undersigned requests that a certificate for such Securities be registered in the name of _____________ whose address is _____________ and that such Certificate be delivered to _____________ whose address is _____________.

                                        Signature __________________________
                                        (Signature must conform in all respects
                                        to name of holder as specified on the
                                        face of the Warrant Certificate.)


                                        ____________________________________
                                        (Insert Social Security or Other
                                        Identifying Number of Holder)


                                     -A-4-

             [FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 3.2]


          The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase _______ shares of Common Stock in accordance with the terms of Section 3.2 of that certain Warrant Agreement dated as of June 25, 1998 between UNITED LEISURE CORPORATION and SANDS BROTHERS & CO., LTD. The Undersigned requests that a certificate for such Securities be registered in the name of _____________ whose address is _____________ and that such Certificate be delivered to _____________ whose address is _____________.


                                       Signature __________________________
                                       (Signature must conform in all respects
                                       to name of holder as specified on the
                                       face of the Warrant Certificate.)


                                       ________________________________
                                       (Insert Social Security or Other
                                       Identifying Number of Holder)



                                     -A-5-

                              [FORM OF ASSIGNMENT]

          (To be executed by the registered holder if such holder desires to transfer the Warrant Certificate.)



          FOR VALUE RECEIVED ________________ here sells, assigns and transfers unto



                 (Please print name and address of transferee)


this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ________________ Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.



Dated:                                    Signature:

                                          (Signature must conform in all
                                          respects to name of holder as
                                          specified on the face of the Warrant
                                          Certificate.)


                                          (Insert Social Security or other
                                          Identifying Number of Assignee)


                                     -A-6-

                              WARRANT CERTIFICATE

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
                    5:30 P.M., NEW YORK TIME, JUNE 25, 2003


No. SB-2                                                        125,000 Warrants

                              WARRANTS CERTIFICATE

          This Warrant Certificate certifies that Mark G. Hollo, or registered assigns, is the registered holder of 125,000 Warrants to purchase initially, at any time from June 25, 1998, until 5:30 p.m. New York time on June 25, 2003 ("Expiration Date"), up to 125,000 fully-paid and non-assessable shares of common stock, $.01par value per share ("Common Stock") of United Leisure Corporation, a Delaware corporation (the "Company"), at an initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of $0.25 per share of Common Stock, upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, or by surrender of this Warrant Certificate in lieu of cash payment, but subject to the conditions set forth herein and in the warrant agreement dated as of June 25, 1998 between the Company and Sands Brothers & Co., Ltd. (the "Warrant Agreement"). Payment of the Exercise Price shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company.

          No Warrant may be exercised after 5:30 p.m., New York time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, hereby shall thereafter be void.

          The Warrants evidenced by this Warrant Certificate are part of a duly


                                     -A-1-
authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

          The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

          Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax in other governmental charge imposed in connection with such transfer.

          Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such numbered unexercised Warrants.

          The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

          All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings to them in the Warrant Agreement.


                                     -A-2-

          IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated as of June 25, 1998

                                          United Leisure Corporation


[SEAL]                                    By: ________________________________
                                              Title:


Attest:



Secretary


                                     -A-3-

             [FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 3.1]


          The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ______ shares of Common Stock at an exercise price of $_______ per share and herewith tenders in payment for such Securities a certified or official bank check payable in New York Clearing House Funds to the order of ______________ in the amount of $____, all in accordance with the terms hereof. The undersigned requests that a certificate for such Securities be registered in the name of _____________ whose address is _____________ and that such Certificate be delivered to _____________ whose address is _____________.

                                      Signature __________________________
                                      (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)


                                      ____________________________________
                                      (Insert Social Security or Other
                                      Identifying Number of Holder)



                                     -A-4-

             [FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 3.2]


          The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase _______ shares of Common Stock in accordance with the terms of Section 3.2 of that certain Warrant Agreement dated as of June 25., 1998 between UNITED LEISURE CORPORATION and SANDS BROTHERS & CO., LTD. The Undersigned requests that a certificate for such Securities be registered in the name of _____________ whose address is _____________ and that such Certificate be delivered to _____________ whose address is _____________.


                                     Signature __________________________
                                     (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)


                                     ________________________________
                                     (Insert Social Security or Other
                                     Identifying Number of Holder)



                                     -A-5-

                              [FORM OF ASSIGNMENT]

          (To be executed by the registered holder if such holder desires to transfer the Warrant Certificate.)



          FOR VALUE RECEIVED ________________ here sells, assigns and transfers unto



                 (Please print name and address of transferee)


this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ________________ Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.



Dated:                                   Signature:

                                         (Signature must conform in all respects
                                         to name of holder as specified on the
                                         face of the Warrant Certificate.)



                                         (Insert Social Security or other
                                         Identifying Number of Assignee)


                                     -A-6-